Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

13. INCOME TAXES

[a]	The provision for income taxes differs from the expense that would be obtained by applying the Canadian statutory income tax rate as a result of the following:

	2015	2014
Canadian statutory income tax rate	26.5%	26.5%
Manufacturing and processing profits deduction	(0.4)	(0.4)
Foreign rate differentials	0.8	0.5
Losses not benefited	1.1	1.2
Utilization of losses previously not benefited	(0.1)	(0.2)
Earnings of equity accounted investees	(0.8)	(1.0)
Tax on repatriation of foreign earnings	2.1	0.7
Valuation allowance on deferred tax assets [i]	—	(0.1)
Austrian tax reform [ii]	—	1.2
Write off of investment [iii]	(1.4)	—
Research and development tax credits	(1.3)	(1.6)
Reserve for uncertain tax positions	(0.3)	(1.7)
Others	0.6	1.1

Effective income tax rate	26.8%	26.2%

[i]

GAAP requires that the Company assess whether valuation allowances should be established or maintained against its deferred tax assets, based on consideration of all available evidence, using a “more-likely-than-not” standard. The factors the Company uses to assess the likelihood of realization are its history of losses, forecasts of future pre-tax income and tax planning strategies that could be implemented to realize the deferred tax assets.

[ii]

During 2014, the Austrian government enacted legislation abolishing the utilization of foreign losses, where the foreign subsidiary is not a member of the European Union. Furthermore, any foreign losses previously used by Austrian entities arising in those non European Union subsidiaries are subject to recapture in Austria. As a consequence of this change, the Company recorded a charge to income tax expense of $32 million [“Austrian tax reform”].

[iii]	During 2015, the Company recorded a benefit related to the write-off of historical tax basis in one of its South American subsidiaries.

[b]	The details of income before income taxes by jurisdiction are as follows:

	2015	2014
Canadian	$590	$821
Foreign	2,061	1,784

	$2,651	$2,605

[c]	The details of the income tax provision are as follows:

	2015	2014
Current
Canadian	$140	$196
Foreign	578	374

	718	570

Deferred
Canadian	14	1
Foreign	(21)	112

	(7)	113

	$711	$683

[d]	Deferred income taxes have been provided on temporary differences, which consist of the following:

	2015	2014
Tax depreciation greater than book depreciation	$12	$40
Book amortization less than (in excess of) tax amortization	7	(25)
Liabilities currently not deductible for tax	—	20
Net tax losses (benefited) utilized	(13)	46
Change in valuation allowance on deferred tax assets	(1)	(3)
Austrian tax reform	—	32
Net tax credits utilized	—	10
Others	(12)	(7)

	$(7)	$113

[e]	Deferred tax assets and liabilities consist of the following temporary differences:

	2015	2014
Assets
Tax benefit of loss carryforwards	$614	$686
Liabilities currently not deductible for tax	211	231
Tax credit carryforwards	24	25
Unrealized loss on cash flow hedges and retirement liabilities	154	119
Others	16	12

	1,019	1,073
Valuation allowance against tax benefit of loss carryforwards	(562)	(637)
Other valuation allowance	(50)	(80)

	407	356

Liabilities
Tax depreciation in excess of book depreciation	249	212
Tax on undistributed foreign earnings	10	7
Unrealized gain on cash flow hedges and retirement liabilities	9	9

	268	228

Net deferred tax assets	$139	$128

The net deferred tax assets are presented on the consolidated balance sheet in the following categories:

	2015	2014
Long-term deferred tax assets	$271	$220
Long-term deferred tax liabilities	(132)	(92)

	$139	$128

[f]

The Company has provided for deferred income taxes for the estimated tax cost of distributable earnings of its subsidiaries. Deferred income taxes have not been provided on approximately $3.90 billion of undistributed earnings of certain foreign subsidiaries, as the Company has concluded that such earnings should not give rise to additional tax liabilities upon repatriation or are indefinitely reinvested. A determination of the amount of the unrecognized tax liability relating to the remittance of such undistributed earnings is not practicable.

[g]	Income taxes paid in cash [net of refunds] were $647 million for the year ended December 31, 2015 [2014 - $527 million].

[h]

As of December 31, 2015, the Company had domestic and foreign operating loss carryforwards of $1.92 billion and tax credit carryforwards of $24 million. Approximately $1.25 billion of the operating losses can be carried forward indefinitely. The remaining operating losses and tax credit carryforwards expire between 2016 and 2035.

[i]

As at December 31, 2015 and 2014, the Company’s gross unrecognized tax benefits were $221 million and $202 million, respectively [excluding interest and penalties], of which $158 million and $177 million, respectively, if recognized, would affect the Company’s effective tax rate. The gross unrecognized tax benefits differ from the amount that would affect the Company’s effective tax rate due primarily to the impact of the valuation allowance on deferred tax assets. A summary of the changes in gross unrecognized tax benefits is as follows:

	2015	2014
Balance, beginning of year	$202	$238
Increase based on tax positions related to current year	17	21
Increase (decrease) based on tax positions of prior years	53	(23)
Settlements	(15)	(8)
Statute expirations	(20)	(10)
Foreign currency translation	(16)	(16)

	$221	$202

The Company recognizes interest and penalties with respect to unrecognized tax benefits as income tax expense. As at December 31, 2015 and 2014, the Company had recorded interest and penalties on the unrecognized tax benefits of $21 million and $24 million, respectively, which reflects recoveries related to changes in its reserves for interest and penalties of $3 million and $18 million, respectively.

The Company operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited or subject to review by both domestic and foreign tax authorities. During the next twelve months, it is reasonably possible that, as a result of audit settlements, the conclusion of current examinations and the expiration of the statute of limitations in several jurisdictions, the Company may decrease the amount of its gross unrecognized tax benefits [including interest and penalties] by approximately $50 million, of which $49 million, if recognized, would affect its effective tax rate.

The Company considers its significant tax jurisdictions to include Canada, the United States, Austria, Germany and Mexico. With few exceptions, the Company remains subject to income tax examination in Germany for years after 2007, in Austria for years after 2008, Mexico for years after 2009, and in Canada and the U.S. federal jurisdiction for years after 2011.